UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

April 2, 2019

(Date of earliest event reported)

Corning Natural Gas Holding Corporation

(Exact name of registrant as specified in its charter)

New York	000-55911	46-3235589
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

330 West William Street, Corning, New York	14830
(Address of principal executive offices)	(Zip Code)

(607) 936-3755

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standard provided pursuant to Section 13(A) of the Exchange Act. [ ]

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Item 5.07	Submission of Matters to a Vote of Security Holders.

At the 2019 Annual Meeting of Shareholders of Corning Natural Gas Holding Corporation (the “Company”) held on April 2, 2019, the Company’s shareholders voted on three proposals and cast their votes as described below rounded to the nearest whole share. The proposals are described in detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on February 25, 2019 (the “Proxy Statement”).

Proposal 1: Election of Directors.

The shareholders elected the following eight directors, to serve until the Company’s next annual meeting of shareholders and until their successors are elected and have been qualified:

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Henry B. Cook, Jr.	2,333,773	19,840	584,158

Michael I. German	2,345,851	7,762	584,158

Ted W. Gibson	2,337,609	16,004	584,158

Robert B. Johnston	2,345,809	7,804	584,158

Joseph P. Mirabito	2,343,812	9,801	584,158

William Mirabito	2,343,770	9,843	584,158

George J. Welch	2,338,779	14,834	584,158

John B. Williamson III	2,345,785	7,828	584,158

Proposal 2: Non-binding advisory vote to approve the Company’s executive compensation.

The Company’s shareholders approved, in an advisory and non-binding vote, the compensation of the Company’s named executive officers for fiscal 2018 as disclosed in the Proxy Statement as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,212,687	19,589	121,337	584,158

Proposal 3: Ratification of the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019.

The appointment of Freed Maxick CPAs as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2019, was ratified as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

2,927,223	9,393	1,154	0

No other matters were voted upon at the meeting.

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Item 8.01	Other Events.

On April 2, 2019, at its regular meeting the Board of Directors of the Company appointed the following officers:

Michael I. German – Chief Executive Officer and President

Firouzeh Sarhangi – Chief Financial Officer, Treasurer and Corporate Secretary

Matthew Cook – Vice President of Operations

Russell Miller – Vice President of Gas Supply and Marketing

In addition, the Board of Directors made the following Committee assignments:

Audit Committee

George Welch, Chairman

William Mirabito

Henry Cook

John Williamson III

Nominating and Compensation Committee

Joseph Mirabito, Chairman

Ted Gibson

John Williamson III

Henry Cook

Rob Johnston

Corporate Governance and Community Relations Committee

Ted Gibson, Chairman

William Mirabito

Rob Johnston

George J. Welch

The Company, as the sole shareholder of Corning Natural Gas Corporation (the “Gas Company”), reelected the Board of Directors of the Gas Company, and the Board of Directors of the Gas Company re-elected the officers, being the same as those of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Corning Natural Gas Holding Corporation

Dated: April 3, 2019

By: /s/ Michael I. German

President and Chief Executive Officer